UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 14, 2017

NEXPOINT RESIDENTIAL TRUST, INC.

(Exact Name Of Registrant As Specified In Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-36663 (Commission File Number)	47-1881359 (IRS Employer Identification No.)

300 Crescent Court, Suite 700

Dallas, Texas 75201

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 628-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 14, 2017, NexPoint Residential Trust, Inc. (the “Company”), through its operating partnership, NexPoint Residential Trust Operating Partnership, L.P., entered into an interest rate swap transaction with KeyBank National Association (the “Swap”). The Company entered into the Swap to fix a portion of, and mitigate the risk associated with, the Company’s floating rate indebtedness (without incurring substantial prepayment penalties or defeasance costs typically associated with fixed rate indebtedness). The Swap has an effective date of July 1, 2017 and a termination date of July 1, 2022. Beginning on August 1, 2017, the Company will be required to make monthly fixed rate payments of 1.78200% calculated on a notional amount of $100 million, while the counterparty will be obligated to make monthly floating rate payments based on LIBOR to the Company referencing the same notional amount. A copy of the Swap confirmation is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

The Company has now hedged $650 million, or 99.2% of its floating rate debt, effectively fixing 30-day LIBOR at a weighted averaged fixed rate of 1.3388% through July 2021.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 15, 2017, the Company held its Annual Meeting of Stockholders. All matters submitted for approval by the Company’s stockholders, as described in the Company’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 24, 2017, were approved. The number of shares of common stock entitled to vote at the Company’s 2017 Annual Meeting of Stockholders was 21,043,669, representing the number of shares outstanding as of April 21, 2017, the record date for the annual meeting.

The results of each matter voted on were as follows:

1. Election of directors. The following directors were elected for terms expiring at the 2018 annual meeting of stockholders:

	Votes For	Votes Withheld	Broker Non-Votes
James Dondero	11,497,171	367,285	6,272,086
Brian Mitts	10,627,632	1,236,824	6,272,086
Edward Constantino	11,624,475	239,981	6,272,086
Scott Kavanaugh	8,726,617	3,137,839	6,272,086
Arthur Laffer	11,585,797	278,659	6,272,086

2. Ratification of appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2017. The appointment was ratified.

Votes For	Votes Against	Abstentions
17,936,001	79,764	120,777

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

10.1	Confirmation of swap transaction, dated June 14, 2017, from KeyBank National Association to NexPoint Residential Trust Operating Partnership, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXPOINT RESIDENTIAL TRUST, INC.

By:	/s/ Brian Mitts
Name: Brian Mitts
Title: Chief Financial Officer, Executive VP-Finance and Treasurer

Date: June 15, 2017

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Confirmation of swap transaction, dated June 14, 2017, from KeyBank National Association to NexPoint Residential Trust Operating Partnership, L.P.